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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

CON-X Corporation...................................................................................   Alabama
General Chemical Corporation........................................................................   Delaware
    Toledo Technologies Inc.........................................................................   Delaware
       Toledo Technologies Management LLC...........................................................   Delaware
       Toledo Technologies Manufacturing LLC........................................................   Delaware
       1279597 Ontario Inc..........................................................................   Ontario
          Sandco Automotive Ltd.....................................................................   Ontario
    Printing Developments, Inc......................................................................   Delaware
    Balcrank Products, Inc..........................................................................   Delaware
    General Chemical Performance Products Ltd.......................................................   Ontario
    HN Investment Holdings Inc......................................................................   Delaware
    Waterside Urban Renewal Corporation.............................................................   New Jersey
    Vigilant Networks LLC...........................................................................   Delaware
    Big T-2 Company LLC.............................................................................   Delaware
    Fini Enterprises, Inc...........................................................................   Texas
    GenTek Financial Services Ltd...................................................................   Barbados
    Reheis, Inc.....................................................................................   Delaware
       Reheis International Inc.....................................................................   Delaware
          Reheis Overseas...........................................................................   Ireland
          Reheis Commercial.........................................................................   Cayman Islands
       Reheis Holdings Inc..........................................................................   Delaware
          Ilminster Company.........................................................................   Ireland
             Reheis Ireland.........................................................................   Ireland
    Defiance Inc....................................................................................   Delaware
       Defiance Precision Products Inc..............................................................   Ohio
          Defiance Precision Products Management LLC................................................   Delaware
          Defiance Precision Products Manufacturing LLC.............................................   Delaware
       Hy-Form Products Inc.........................................................................   Michigan
       Defiance Testing and Engineering Services, Inc...............................................   Michigan
          DTA Development, LLC......................................................................   Michigan
          Defiance Kinematics, Inc..................................................................   Delaware
          Binderline Draftline, Inc.................................................................   Michigan
    Noma Corporation................................................................................   Delaware
       PCT Mexico Corporation.......................................................................   Delaware
       Noma O.P. Inc................................................................................   Delaware
       Electronic Interconnect Systems Inc..........................................................   Massachusetts
    Noma Company....................................................................................   Nova Scotia
       Sistemas Y Conexiones Integradas SA de CV....................................................   Mexico
    Krone Digital Communications Inc................................................................   Delaware
       Prestolite Pacific Rim PTE Ltd...............................................................   Singapore
       Krone Optical Systems, Inc...................................................................   Vermont
    Krone International Holding Inc.................................................................   Delaware
       Krone USA Incorporated.......................................................................   Colorado
          Krone Inc.................................................................................   Colorado
       Krone Holding Inc............................................................................   Delaware
          Krone (UK) Technique Holding Limited......................................................   United Kingdom
             Krone (UK) Technique Ltd...............................................................   United Kingdom
               Krone Communications S.A.............................................................   Spain
          Krone (Australia) Holdings Pty Limited....................................................   Australia
               Krone (Australia) Technique Pty. Ltd.................................................   Australia
                 Krone (NZ) Technique...............................................................   New Zealand
                 Krone Japan K.K....................................................................   Japan
                 Krone Manufacturing Services Pty. Limited..........................................   Australia
          Krone Holding LLC.........................................................................   Delaware
             Krone Holding GmbH.....................................................................   Germany
               Krone Italia S.r.l...................................................................   Italy
               Krone GmbH...........................................................................   Germany
                 Krone Services GmbH................................................................   Germany
                 Krone Informationsysteme GmbH......................................................   Germany

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
                 Krone S.a.r.l......................................................................   France
                 Krone Hellas Commercial Societe Anonyme of Telecommunications Equipment............   Greece
                 Krone AS...........................................................................   Norway
                 Krone Ges. m.b.H...................................................................   Austria
                   Krone Communications Ltd.........................................................   Hong Kong
                 Krone Kominikasyon Sanayi ve Ticaret Anonim Sirkeli................................   Turkey
                 Krone (Africa) (Proprietary.) Ltd..................................................   South Africa
                 Krone Telecommunicoes Industria e Comecio Ltda.....................................   Brazil
                   Krone Communicacoes Ltda.........................................................   Brazil
                 Krone Chile Ltda...................................................................   Chile
                 Krone Communicaciones S.A. de C.V..................................................   Mexico
                 PT Krone Indonesia.................................................................   Indonesia
                 Krone Far East Pte. Ltd............................................................   Singapore
                 Krone Communications Ltd...........................................................   India
                 ZAO Krone Russiou Fedratiou........................................................   Russia
                 Krone Technique (Thailand) Ltd.....................................................   Thailand
                 Krone Communications (Shanghai) Company Ltd........................................   China
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